UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2023

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2023, Sealed Air Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference. On August 8, 2023, at 10:00 a.m. (ET), the Company will host an earnings call in which its financial results for the quarter ended June 30, 2023 will be discussed.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 7, 2023, the Board of Directors of the Company approved a new 3-year cost take-out to grow restructuring program (the "CTO2Grow Program") as part of Reinvent SEE 2.0. The CTO2Grow Program aims to drive annualized savings in the range of $140 to $160 million by the end of 2025. The total cash cost of this program is estimated to be in the range of $140 to $160 million.

SEE's vision to become a world-class company, partnering with our customers on automation, digital and sustainable packaging solutions, will now be accelerated by Reinvent SEE 2.0 CTO2Grow Program by:

Shifting our go-to-market approach from product to solutions-focused, driving commercial excellence and enhancing customer experience to deliver a durable profitable growth engine;

Optimizing our portfolio across automated protective solutions, fluids & liquids and consumer ready while reducing speed to market on innovations; and

Streamlining our supply chain footprint and SG&A cost to drive further operating leverage and improve business agility and overall profitability.

The Company expects to incur charges in connection with the CTO2Grow Program. Currently, the Company is evaluating the details regarding the timing and amount of charges and the cash outlay by category that may be incurred in connection with these events. The Company will file an amendment to this Current Report on Form 8-k within four business days after it makes a determination of an estimate of the total amount and range of amounts expected to be incurred in connection with the CTO2Grow Program.

The charges associated with the CTO2Grow Program will be excluded from non-U.S. GAAP financial metrics.

Statements in this item 2.05 relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting the Company’s current view with respect to future events or objectives and financial or operational performance or results. The forward-looking statements contained herein include statements relating to the amount of cash costs and the expected annualized savings relating to the restructuring program. Actual events may differ materially from current expectations and are subject to a number of risks and uncertainties, including the actual cost of the restructuring actions, the ability to realize the expected cost savings within the anticipated time frame, and the other risks and uncertainties discussed in the Company’s periodic reports on Form 10-K and Form 10-Q and its current reports on Form 8-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of their initial issuance, and the Company does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation dated August 8, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ DUSTIN J. SEMACH
	Name:	Dustin J. Semach
	Title:	Chief Financial Officer
(Duly Authorized Officer)
Date: August 8, 2023